Exhibit 10.11

EXTENSION AND/OR MODIFICATION AGREEMENT
COMMERCIAL INDEBTEDNESS

Date:  January 17, 2008

Account No.  1010193724

Borrower:               South Padre Island Development, LLC and South Padre Island
Development, L.P. (whether one or more)

Interest Paid:  $_______________________
Outstanding Principal Balance of $4,536,848.94**
is payable on demand, if no demand, then due:
17 payments of interest only beginning February 24, 2008 and continuing at monthly intervals thereafter and a final payment of the unpaid principal balance plus accrued interest due and payable on July 24, 2009.

** LOC  l/a/o $8,000,000.00
(Consolidation of two master notes l/a/o $5MM & $3MM)

together with any and all accrued and unpaid interest and/or late charges.

The starting rate of interest will be (NYP+1.00%) 8.25% per annum beginning on January 24, 2008.

Final Maturity Date:  July 24, 2009

Borrower promises to pay to the order of International Bank of Commerce the Outstanding Principal Balance on the Note according to the terms hereof together with interest as it accrues on the outstanding unpaid principal balance until paid.  In no event shall the rate of interest to be paid on the unpaid principal balance be less than six percent (6.0%) per annum, nor more than the maximum legal rate allowed by applicable law.

To the extent allowed by law, as the late payment charge under the Note to this Agreement, Lender may in its sole discretion (i) increase the interest on the principal portion of any payment amount that is not received by the payment due date until paid to the maximum rate allowed by law, computed on a full calendar year basis from the payment due date until paid, or (ii) should any payment be more than ten (10) days late, Borrower shall pay a one-time “Late charge” per late payment equal to five percent (5%) of the amount of the past due principal and interest of such payment, with a minimum of $10.00 and a maximum of $1,500.00 per late payment

The “late charge” may be accrued without notice and shall be immediately due and payable.

Each payment shall be applied as of its scheduled due date and in the order of application as the Lender in its sole discretion may from time to time elect.

The failure of Borrower to pay any of the payment(s) of principal or any interest thereon or accrued late charges, when the same is due and payable shall permit Lender, at its option, to accelerate the maturity, without notice to Borrower, of all, or any portion, of the outstanding unpaid principal balance and all accrued and unpaid interest, and all accrued and unpaid late charge under the Note/this Agreement, whereupon the same shall be due and payable immediately.

Any outstanding and unpaid principal, accrued and unpaid interest and all fees, late charges and/or other charges incurred in this transaction by, or for the benefit of, Borrower, if any, which remain due and owing on the Final Maturity Date are due and payable on such date.

Borrower renews and extends the Note, and any and all Security Agreements, security interests, Deeds of Trust, and/or other liens created by Borrower in favor of International Bank of Commerce.  Except as provided herein, all other terms and conditons of the Note, and all Security Agreements, security interests, Deeds of Trust, and/or other liens created by Deeds of Trusts and/or other Loan Documents, if any, continue as written, and remain in full force and effect.

TO THE EXTENT ALLOWED BY LAW, ALL MATURED UNPAID AMOUNTS WILL BEAR INTEREST AT THE MAXIMUM LEGAL INTEREST RATE ALLOWED BY APPLICABLE LAW.  If applicable law does not set a maximum rate of interest for matured unpaid amounts, the Borrower agrees that the maximum rate for such amounts shall be eighteeen percent (18%) per annum.

NO ORAL AGREEMENTS

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Borrower:

South Padre Island Development, LLC and
South Padre Island Development, L.P.

By:  SPID, Inc., General Partner

/s/ MARK A. KERNEY
By:           Mark A. Kerney, Mangaer and Vice President

Address:                P.O. Box 1880
Upper Marlboro, MD  20773

“Lender” International Bank of Commerce

By:           /s/ Wallace Lee Reed
Name:      Wallace Lee Reed
Title:         Executive Vice President

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